UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2022

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2022, Wabash National Corporation (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) at which three proposals were submitted to the Company’s stockholders. As of March 14, 2022, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 49,032,640 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 46,740,743 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The three proposals considered at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 29, 2022. The final results for each proposal are set forth below.
Proposal 1.

The Company’s stockholders elected the following seven persons to the Company’s Board of Directors to hold office for a term of one year or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Therese M. Bassett	42,654,362	824,707	4,984	3,256,690
John G. Boss	42,659,207	817,810	7,036	3,256,690
Larry J. Magee	41,897,047	1,581,571	5,435	3,256,690
Ann D. Murtlow	42,552,161	926,407	5,485	3,256,690
Scott K. Sorensen	42,380,769	1,096,742	6,542	3,256,690
Stuart A. Taylor II	43,248,325	230,293	5,435	3,256,690
Brent L. Yeagy	43,069,970	408,143	5,940	3,256,690

Proposal 2.

The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,703,987	721,574	58,492	3,256,690

Proposal 3.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,901,495	833,217	6,031	—

Item 8.01 Other Events.

On May 11, 2022, the Board of Directors of the Company appointed Larry J. Magee to serve as Chairman of the Board and appointed the following directors to serve on each of the Nominating, Corporate Governance and Sustainability Committee, the Compensation Committee, the Audit Committee and the Finance Committee of the Company, as set forth in the chart below, effective immediately following the Annual Meeting.

	NOMINATING, CORPORATE GOVERNANCE AND SUSTAINABILITY COMMITTEE	COMPENSATION COMMITTEE	AUDIT COMMITTEE	FINANCE COMMITTEE
Therese M. Bassett	Member		Member	Member
John G. Boss		Chair		Member
Larry J. Magee	Member	Member
Ann D. Murtlow	Chair	Member
Scott K. Sorensen		Member	Chair
Stuart A. Taylor II			Member	Chair
Brent L. Yeagy				Member

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: May 12, 2022	By:	/s/ Michael N. Pettit
Michael N. Pettit
Senior Vice President and Chief Financial Officer